Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of HarborOne Bancorp, Inc. (the “Company”) for the period ended June  30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2019	By:	/s/James W. Blake
James W. Blake
Chief Executive Officer and Director
(Principal Executive Officer)

Date: August 9, 2019	By:	/s/Linda H. Simmons
Linda H. Simmons
Senior Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)